 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

RONCO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27471	84-1148206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21344 Superior Street, Chatsworth CA 91311
(Address of Principal Executive Offices)

(818) 775-4602
(Registrant's Telephone Number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 18, 2006, Ronco Corporation (the “Company”) terminated Evan J. Warshawsky as its Chief Financial Officer and Secretary. Prior to his termination, Mr. Warshawsky had been the principal financial officer and principal accounting officer of the Company.

Effective as of April 18, 2006, the Company has appointed, its Chief Operating Officer, Paul Kabashima as its interim Chief Financial Officer.

Paul Kabashima, 61, was appointed as the Company’s Chief Operating Officer on November 8, 2005. From 1990 to 2005, Mr. Kabashima was employed by Mitsui & Co. (U.S.A.), Inc., the largest wholly owned subsidiary of Mitsui & Co. Ltd. Japan which, through its operating divisions, is an exporter of American products throughout the world. Mr. Kabashima served in several capacities at Mitsui U.S.A., including business coordinator, administrative manager, senior manager, accounting and administration and deputy general manager. From 1997 to the present, he was a director and member of the executive compensation committee of Hannibal Industries, Inc. a privately owned fabricator of industrial tubing and warehouse storage racks. From 1993 to 2003, Mr. Kabashima was a director of Weisner Steel Products, Inc., a privately owned distributor of steel safety and harnessing products and from 1991 to 1999 he was a director of Davis Wire Corporation, a privately owned manufacturer of wire products for agricultural, construction, communication and industrial users. Mr. Kabashima received a Bachelor of Science in Business Administration from California State University at Los Angeles and is a certified public accountant.

Although the Company has not signed a formal agreement with Mr. Kabashima, the Company has previously agreed to pay Mr. Kabashima an annual base salary at the rate of $200,000 per year over a four year term with annual salary adjustments and/or bonuses as determined by the compensation committee of the Company’s board of directors. Mr. Kabashima will also be entitled to participate in the Company’s employee benefit plans and will receive an expense allowance of $700 per month. The Company intends to grant Mr. Kabashima a stock option under the Company’s stock incentive plan, which it intends to adopt, to acquire an aggregate of 100,000 shares of the Company’s common stock, at an exercise price equal to the fair market value on the date of grant. The Company’s board of directors has not yet granted the option.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RONCO CORPORATION

Date: April 24, 2006	By:	/s/Richard F. Allen, Sr.
Richard F. Allen, Sr.
Chief Executive Officer and President